SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2011 (May 10, 2011)

Sanders Morris Harris Group Inc.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

0-30066	76-0583569
(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (713) 993-4610

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

The following information is furnished pursuant to Item, 2.02, “Results of Operation and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”

On May 10, 2011, Sanders Morris Harris Group Inc. announced its results of operations for the quarter ended March 31, 2011.

Item 7.01    Regulation FD Disclosure

The information set froth in Item 2.02 “Results of Operations and Financial Condition” is also furnished pursuant to this Item 7.01 and Exhibits 99.1 and 99.2 are hereby incorporated by reference into this 7.01.

Item 9.01.   Financial Statements and Exhibits.

a.	Financial statements of business acquired

Not Applicable

b.	Pro forma financial information

Not Applicable

c.	Exhibits

99.1	Press Release
99.2	Call script

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERS MORRIS HARRIS GROUP INC.

	By:	/s/ George L. Ball
George L. Ball,
Chief Executive Officer

Date: May 10, 2011